Other Real Estate Owned	12 Months Ended
Dec. 31, 2014
Other Real Estate Owned [Abstract]
Other Real Estate Owned
(7)	Other Real Estate Owned

The aggregate carrying amount of Other Real Estate Owned (OREO) at December 31, 2014, 2013 and 2012 was $10,401,832, $15,502,462 and $15,940,693, respectively.  All of the Company’s other real estate owned represents properties acquired through foreclosure or deed in lieu of foreclosure.  The following table details the change in OREO during 2014, 2013 and 2012 as of December 31:

	2014	2013	2012

Balance, Beginning of Year	$15,502,462	$15,940,693	$20,445,085

Additions	3,852,848	10,251,006	9,729,174
Sales of OREO	(7,102,136)	(7,804,080)	(9,711,890)
Loss on Sale	(844,515)	(1,563,739)	(1,818,967)
Provision for Losses	(1,006,827)	(1,321,418)	(2,702,709)

Balance, End of Year	$10,401,832	$15,502,462	$15,940,693